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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 26, 2004
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                                TEREX CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


            Delaware                     1-10702                34-1531521
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  (State or Other Jurisdiction         (Commission             (IRS Employer
        of Incorporation)             File Number)          Identification No.)



     500 Post Road East, Suite 320, Westport, Connecticut             06880
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           (Address of Principal Executive Offices)                (Zip Code)


        Registrant's telephone number, including area code (203) 222-7170


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events and Required FD Disclosure.

     Terex Corporation ("Terex" or the "Company") hosted a meeting with analysts on February 26, 2004 in New York, New York. A copy of the transcript from this meeting is being made available on the Company's website, www.terex.com, in the "Presentations" portion of the "Investors" section of the website. In addition, as previously announced, a copy of Terex's slide presentation from this meeting is available on the Company's website, www.terex.com, in the "Presentations" portion of the "Investors" section of the website.


                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 1, 2004


                                                    TEREX CORPORATION


                                                      By:  /s/ Eric I Cohen
                                                       Eric I Cohen
                                                       Senior Vice President







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